Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated October 17, 2014

to the Prospectus and Statement of Additional Information, each dated March 1, 2014

As of the date hereof, shares of Schroder Broad Tax-Aware Value Bond Fund (the “Fund”) are being offered under an updated stand-alone prospectus and statement of additional information, each dated October 17, 2014.  Shares of the Fund are no longer being offered under the combined prospectus and statement of additional information, each dated March 1, 2014, which offers shares of multiple Schroder Mutual Funds.  Please visit http://www.schroderfunds.com or contact the Fund’s transfer agent, Boston Financial Data Services, Inc., at 800-464-3108 for the Fund’s October 17, 2014 stand-alone prospectus and statement of additional information.

PRO-SUP-10-2014-2